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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): DECEMBER 31, 2003


                          THE MAJESTIC STAR CASINO, LLC
                     THE MAJESTIC STAR CASINO CAPITAL CORP.
             (Exact name of Registrant as Specified in its Charter)



           INDIANA                     333-06489                 43-1664986
           INDIANA                                               35-2100872
(State or Other Jurisdiction          (Commission              (IRS Employer
      of Incorporation)               File Number)          Identification No.)


                         301 FREMONT STREET, 12TH FLOOR
                             LAS VEGAS, NEVADA 89101
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (702) 388-2224

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS.

         Effective December 31, 2003, following receipt of regulatory approval, the Registrant consummated the spin-off of its unrestricted subsidiary, Barden Nevada Gaming, LLC ("Barden Nevada"), to Barden Development, Inc. ("BDI"), the Registrant's parent company. The spin-off was effected by an assignment of the membership interests in Barden Nevada to BDI. As a result of the spin-off, Barden Nevada is no longer a subsidiary of the Registrant but is held by BDI. Barden Nevada is the owner and operator of a Fitzgeralds-brand casino located in Las Vegas, Nevada ("Fitzgeralds Las Vegas").

         In connection with the spin-off, the Registrant entered into (i) a license agreement with Barden Nevada to allow Barden Nevada the right to use the name "Fitzgeralds" in connection with its operation of Fitzgeralds Las Vegas,
(ii) an expense sharing agreement which provides for a fee from Barden Nevada to the Registrant in the amount of the greater of (a) $500,000 per year or (b) the actual amount of certain specified expenses incurred by the Registrant in connection with providing management services to Barden Nevada and (iii) a one year credit agreement pursuant to which the Registrant agreed to provide to Barden Nevada, as needed by Barden Nevada, an unsecured $1 million revolving credit facility bearing interest at a rate equal to the blended interest rate paid by the Registrant to Wells Fargo Foothill, Inc. under the Registrant's $80 million credit facility.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      EXHIBITS

         A list of Exhibits included as part of this report is set forth in the
Exhibit Index which immediately precedes such Exhibits and is incorporated herein by reference.

(b)      PRO FORMA FINANCIAL INFORMATION

         The following pro forma financial data of the Registrant is filed as
Exhibit 99 to this Current Report on Form 8-K:

         Unaudited Pro Forma Condensed Consolidated Statements of Operations for the Year Ended December 31, 2002 and For the Nine Months Ended September 30, 2003

         Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2003


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

  January 15, 2004                 THE MAJESTIC STAR CASINO, LLC


                                   By: /s/ Jon S. Bennett
                                       -----------------------------------------
                                       Jon S. Bennett, Vice President and Chief
                                       Financial Officer

                                   THE MAJESTIC STAR CASINO CAPITAL CORP.


                                   By: /s/ Jon S. Bennett
                                       -----------------------------------------
                                       Jon S. Bennett, Vice President and Chief
                                       Financial Officer


                                  EXHIBIT INDEX

Exhibit No.     Description


  2             Barden Nevada Gaming, LLC Assignment of Membership Interest

  99            Unaudited Pro Form Condensed Consolidated Financial Data